IMPORTANT NOTICE REGARDING CHANGE IN NAME, TICKER SYMBOL,

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGY

WISDOMTREE TRUST

(the “Trust”)

Supplement dated January 18, 2019

To the currently effective

Summary Prospectus, Statutory Prospectus and

Statement of Additional Information for the

WisdomTree Dynamic Currency Hedged Europe Equity Fund (DDEZ)

(the “Fund”)

At the recommendation of WisdomTree Asset Management, Inc., the Fund’s investment adviser, the Board of Trustees of the Trust, with respect to the Fund, has approved modifications to the Fund’s name, investment objective and strategies. In addition, the Fund’s ticker symbol will also be changing. These changes are scheduled to go into effect on or about March 28, 2019.

	CURRENT	NEW
Fund Name (Ticker)	WisdomTree Dynamic Currency Hedged Europe Equity Fund (DDEZ)	WisdomTree Europe Multifactor Fund (EUMF)
Objective

The WisdomTree Dynamic Currency Hedged Europe Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged Europe Equity Index (the “Index”).

The WisdomTree Europe Multifactor Fund (the “Fund”) seeks income and capital appreciation.
Investment Strategy	The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index.	The Fund, an exchange traded fund, will be actively managed using a model-based approach.
The Index is a dividend weighted index designed to provide exposure to European equity securities while at the same time dynamically hedging currency exposure to fluctuations between the value of the euro and the U.S. dollar. Countries represented in the Index include Germany, France, the Netherlands, Spain, Belgium, Finland, Italy, Portugal, Austria and Ireland, although this may change from time to time. To be eligible for inclusion in the Index, a company must meet the following criteria as of the annual Index screening date: (i) listed for trading on a stock exchange in one of the aforementioned European countries; (ii) payment of at least $5 million in cash dividends on shares of common stock in the prior annual cycle; (iii) average daily dollar volume of at least $100,000 for the preceding three months; and (iv) trading of at least 250,000 shares per month for each of the preceding six months. The Index is reconstituted and rebalanced once each year on the annual Index reconstitution date.

The Fund will seek to achieve its investment objective by investing primarily in European equity securities that exhibit certain characteristics that the Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree”), believes to be indicative of positive future returns based on a model developed by WisdomTree. WisdomTree seeks to identify equity securities that have the highest potential for returns based on proprietary measures of fundamental factors, such as value and quality, and technical factors, such as momentum and correlation. WisdomTree employs a quantitative model to identify which securities the Fund might purchase and sell and opportune times for purchases and sales. At a minimum, the Fund’s portfolio will be rebalanced quarterly according to WisdomTree’s quantitative model, although a more active approach may be taken depending on such factors as market conditions and investment opportunities, and the number of holdings in the Fund may vary.

WisdomTree seeks to manage the Fund’s currency risk by dynamically hedging currency fluctuations

The Index dynamically hedges currency fluctuations in the relative value of the euro against the U.S. dollar, ranging from a 0% to 100% hedge. The Index determines and adjusts the hedge ratio on the euro on a monthly basis using three equally-weighted, quantitative signals: interest rate differentials, momentum, and value.

in the relative value of the euro against the U.S. dollar, ranging from a 0% to 100% hedge. The hedge ratios are adjusted as frequently as weekly utilizing signals such as interest rate differentials, momentum, and value.
Principal Risks

The principal risks currently applicable to the Fund are expected to remain applicable to the Fund after the Fund implements the new objective and strategies, except the Fund will no longer be subject to “Index and Data Risk,” “Investment Style Risk,” “Non-Correlation Risk,” and “Dividend Paying Securities Risk.” The Fund is expected to be subject to the following additional principal risks:

Management Risk. The Fund will be actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Models and Data Risk. While the Fund will be actively managed, the Fund’s investment process is expected to be heavily dependent on quantitative models and the models may not perform as intended. Errors in data used in the models may occur from time to time and may not be identified and/or corrected, which may have an adverse impact on the Fund and its shareholders.

Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

The changes described above will not affect the Fund’s management fee or expense ratio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-DDEZ-0119